EARNINGs PER SHARE (Tables)	12 Months Ended
Mar. 31, 2026
Net earnings (losses) per share attributable to ordinary shareholders
SCHEDULE OF BASIC AND DILUTED EARNINGS PER SHARE

	Year ended March 31,
	2024	2025	2026
	USD	USD	USD

Net income (loss) attributable to common stockholders	1,091,285	(6,981,068)	(13,291,167)

Weighted average basic and diluted shares	1,406,250	1,542,894	3,218,957

Basic and diluted earnings per share	0.78	(4.52)	(4.13)